SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2003

Crystal Decisions, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

000-31859 (Commission File Number)	77-0537234 (IRS Employer Identification No.)

895 Emerson Street, Palo Alto, California, 94301
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 650-838-7410

Item 7. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated April 28, 2003

Item 9. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 28, 2003, Crystal Decisions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its third fiscal quarter ended March 28, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 29, 2003

Crystal Decisions, Inc.

By:	/s/ Eric Patel Eric Patel Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated April 28, 2003

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